Flushing Financial to Acquire Empire Bancorp October 2019 Exhibit 99.1

Cautionary Notes on Forward-Looking Statements and Additional Information This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may include: management plans relating to the proposed transaction; the expected timing of the completion of the proposed transaction; the ability to complete the proposed transaction; the ability to obtain any required regulatory, shareholder or other approvals; any statements of the plans and objectives of management for future operations, products or services, including the execution of integration plans relating to the proposed transaction; any statements of expectation or belief; projections related to certain financial metrics; and any statements of assumptions underlying any of the foregoing. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “seek,” “plan,” “may,” “will,” “should,” “could,” “would,” “target,” “outlook,” “estimate,” “forecast,” “project” and other similar words and expressions or negatives of these words. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time and are beyond our control. Forward-looking statements speak only as of the date they are made. Neither Flushing nor Empire assumes any duty and does not undertake to update any forward-looking statements. Because forward-looking statements are by their nature, to different degrees, uncertain and subject to assumptions, actual results or future events could differ, possibly materially, from those that Flushing or Empire anticipated in its forward-looking statements, and future results could differ materially from historical performance.   Factors that could cause or contribute to such differences include, but are not limited to, those included under Item 1A “Risk Factors” in Flushing’s Annual Report on Form 10-K and those disclosed in Flushing’s other periodic reports filed with the Securities and Exchange Commission (the “SEC”), as well as the possibility that the expected benefits of the proposed transaction may not materialize in the timeframe expected or at all, or may be more costly to achieve; that the proposed transaction may not be timely completed, if at all; that prior to the completion of the proposed transaction or thereafter, Flushing’s and Empire’s respective businesses may not perform as expected due to transaction-related uncertainty or other factors; that the parties are unable to successfully implement integration strategies related to the proposed transaction; that required regulatory, shareholder or other approvals are not obtained or other customary closing conditions are not satisfied in a timely manner or at all; reputational risks and the reaction of the companies’ shareholders, customers, employees and other constituents to the proposed transaction; and diversion of management time on merger-related matters. These risks, as well as other risks associated with the proposed transaction, will be more fully discussed in the proxy statement and prospectus that will be included in the registration statement on Form S-4 that will be filed with the SEC in connection with the proposed transaction. While the list of factors presented here is, and the list of factors to be presented in the registration statement on Form S-4 will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward looking statements. For any forward-looking statements made in this report or in any documents, Flushing and Empire claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.   Annualized, pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results. In connection with the proposed transaction, Flushing intends to file a registration statement on Form S-4 with the SEC that will include a proxy statement of Empire and a prospectus of Flushing, and Flushing will file other documents regarding the proposed transaction with the SEC. Before making any voting or investment decision, investors and shareholders of Flushing and Empire are urged to carefully read the entire registration statement, proxy statement and prospectus when they become available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about the proposed transaction. A definitive proxy statement will be sent to Empire shareholders seeking the required shareholder approvals. When available, copies of the registration statement, the proxy statement and the prospectus may be obtained free of charge from the SEC’s website at www.sec.gov, from Flushing by sending a written request to Flushing Financial Corporation, 220 RXR Plaza, Uniondale, NY 11556, Attn: Susan K. Cullen or calling 718-961-5400, and from Empire by sending a written request to Empire Bancorp, 1707 Veterans Highway, Islandia, NY 11749, Attn: Bill Franz or calling 631-348-4444. Investors and shareholders are also urged to carefully review and consider Flushing’s public filings with the SEC, including but not limited to its Annual Reports on Form 10-K, Current Reports on Form 8-K, Quarterly Reports on Form 10-Q and proxy statements. The documents filed by Flushing with the SEC may be obtained free of charge from the SEC’s website at www.sec.gov or through a link on Flushing’s website at www.flushingbank.com. These documents may also be obtained free of charge from Flushing by sending a written request to Flushing Financial Corporation, 220 RXR Plaza, Uniondale, NY 11556, Attn: Susan K. Cullen, or calling 718-961-5400. Flushing, Empire and certain of their respective directors and executive officers, under the SEC’s rules, may be deemed to be participants in the solicitation of proxies of Empire’s shareholders in connection with the proposed transaction. Information about the directors and executive officers of Flushing and their ownership of Flushing common stock is set forth in the proxy statement for Flushing’s 2019 Annual Meeting of Stockholders filed with the SEC on April 18, 2019. Information about the directors and executive officers of Empire is available on Empire’s website at www.empirenb.com. Additional information regarding the interests of those participants and other persons who may be deemed participants in the solicitation of proxies from Empire’s shareholders in connection with the proposed transaction may be obtained by reading the proxy statement and prospectus regarding the proposed transaction when it becomes available. Once available, free copies of the proxy statement and prospectus may be obtained as described in the preceding paragraph. This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Transaction Highlights Compelling Strategic Rationale Combined entity creates Long Island’s 6th largest bank by deposit share among regional and community financial institutions Expands Flushing’s presence across Long Island1 with entrance into Suffolk County Meets Flushing's strategic objectives by improving cost of deposits and lowering loan-to-deposit ratio Increased size and geographic reach enhances operating leverage and profitability Positive Financial Impact 10% EPS accretive in 2020 and 19% accretive in 2021 Tangible book value dilution of 7.0% at close, with an earnback of 3.2 years2 Seamless Integration Execution Empire’s asset base is 15% relative to Flushing, allowing for a manageable integration process Comprehensive financial and business due diligence completed Resulting credit marks meet Flushing's rigorous internal underwriting standards 1 Long Island consists of Nassau and Suffolk Counties 2 Using cross-over method. Calculated as time period at which Flushing’s pro forma tangible book value per share equals Flushing’s stand-alone tangible book value per share Source: Company reports, S&P Global Market Intelligence

Kings Nassau Queens Suffolk New York 108.9%3 Loans / deposits Combination Creates a Leading Long Island Franchise Lowers Flushing’s cost of deposits and improves loan-to-deposit ratio Enhances core earnings power and provides significant cost savings opportunities Expands Flushing’s geographic presence into Suffolk County ü ü ü Pro Forma Financial Highlights2 $7,9833 Assets 0.71% ROAA $6,3193 Gross Loans $678 Market cap $5,8033 Deposits ($MM) 4 5 19 Branches 4 Branches 1 Demographic data as of the quarter ended June 30, 2019 2 Based on Flushing’s estimates for the combined entity 3 Pro forma data as of the quarter ended June 30, 2019, including net deferred fees / costs 4 Based on 2020 estimated projections 5 Based on Flushing’s closing price on October 24, 2019 multiplied by pro forma outstanding shares of Flushing after giving effect to the transaction Source: Company reports, S&P Global Market Intelligence

Empire Bancorp Branch Footprint Company Highlights Financial Highlights ($MM)1 Valuable Core Deposit Franchise1 Overview of Empire Bancorp (“EMPK”) Long Island based community bank headquartered in Islandia, NY, organized around a traditional, relationship-based community bank structure Diversified loan portfolio with 45% in multi family loans and $0.7B in total loans Strong municipal banking business with over $550MM in municipal deposits Four branch offices located in Islandia, Shirley, Port Jefferson Station and Mineola 74% loan-to-deposit ratio 97% core deposits2 20% non-interest bearing deposits to total deposit Cost of deposits: 136bps Market Capitalization $100 Total Assets $1,037 Gross Loans $681 Total Deposits $925 Total Equity $79 Tang. Common Equity / Tang. assets 7.62% Non Performing Assets / Assets3 0.22% 1 Financial information as of the quarter ended June 30, 2019. Market capitalization as of October 24, 2019 2 Core deposits defined as non-time deposits 3 Non Performing Assets / Assets excludes TDRs Source: Company reports, S&P Global Market Intelligence

Expansion into Suffolk County 1 Long Island includes Nassau and Suffolk Counties. Regional banks excludes banks with assets greater than $250 billion Source: S&P Global Market Intelligence. Data as of the quarter ended June 30, 2019 Long Island Regional Banks Deposits1 Pro Forma Flushing Pro Forma Geographic Footprint New York City $2.5B Deposits 16 Branches Nassau County $2.4B Deposits 4 Branches Suffolk County $0.9B Deposits 3 Branches ($B) Suffolk Queens Kings Nassau New York

Transaction Overview 1 Based on Flushing’s closing price on October 24, 2019 of $22.06 2 Fixed based on multiplying Flushing’s 5-day VWAP of $21.44 on October 21, 2019 by the exchange ratio 3 Core deposits defined as non-time deposits Source: S&P Global Market Intelligence Consideration & Structure Aggregate deal value of $111.6MM1; Empire shareholders will have the option to elect to receive either 0.6548 shares of Flushing common stock or $14.042 in cash for each common share of Empire they own, subject to proration to ensure that 50% of the aggregate transaction consideration will be paid in the form of Flushing common stock Pro forma stock ownership: 92% Flushing Financial / 8% Empire Bancorp Valuation Multiples Premium to market: 11.7% Price / tangible book value: 1.41x Core deposit premium: 3.6%3 Price / LTM earnings: 31.3x4 Price / synergized LTM earnings: 8.8x5 Key Assumptions Cost savings of approximately 50% of Empire’s non-interest expense base (~$11.6MM, pre-tax) 75% realized in 2020 and 100% thereafter $18.0MM restructuring charge (pre-tax) Gross credit mark: $8.6MM, equal to 1.1% of Empire’s loan portfolio at close6 Core deposit intangible: 2.00% of non-time deposits, amortized over 10 years Board Seat and Advisory Board Empire’s Current Chairman and CEO Douglas Manditch to become a member of Flushing’s Board Members of Empire’s Board of Directors will be invited to participate in Flushing Advisory Board Target Closing Q2 of 2020 Requires approval of Empire’s shareholders Subject to customary regulatory approvals 4 Based on LTM earnings of $3.57MM 5 Includes impact of fully phased-in cost savings 6 Excludes the potential impact of CECL implementation on acquired loans

14.7x 0.61% 7.7% 61.1% P / LQA E2 ROAA ROATCE Efficiency 13.2x 0.69% 8.7% 59.5% P / LQA E ROAA ROATCE Efficiency 28.9x 0.33% 4.4% 81.9% P / LQA E2 ROAA ROATCE Efficiency Significant Improvement in Pro Forma Performance Metrics1 Flushing Financial Standalone 1 Financial information for the quarter ended June 30, 2019. Based on Empire’s closing price of $12.75 and Flushing’s closing price of $22.06 on October 24, 2019 2 P / LQA E defined as market capitalization as of October 24, 2019 divided by Q2 2019 net income annualized 3 Cost savings reflects a ~50% reduction of Empire Bancorp’s non-interest expense for the quarter ended June 30, 2019 Source: Company reports, S&P Global Market Intelligence Pro forma Flushing3 Empire Bancorp Standalone

Pro Forma Balance Sheet Note: Data represents bank level entity reporting data Source: S&P Global Market Intelligence. Data as of the quarter ended June 30, 2019 + Total deposits: $4.9B Total deposits: $0.9B Total deposits: $5.8B Cost of total deposits: 1.83% Cost of total deposits: 1.36% Cost of total deposits: 1.76% Pro Forma Flushing Bank Empire National Bank Reduction in Cost of Deposits Non-interest bearing MMDA/Savings, and other CDs Increases Loan Yield + Loan-to-deposit ratio (%) 115% 73% 109% Flushing Bank Empire National Bank Pro Forma Total loans: $5.6B Yield on loans: 4.48% Total loans: $0.7B Yield on loans: 4.55% Total loans: $6.3B Yield on loans: 4.49% Multi-family CRE Investor 1-4 Family C&I CRE Owner- occupied Other

Manage net loan growth and focus on yield with an emphasis on assets with the best risk-adjusted returns Increased C&I opportunity Complementary CRE capabilities Effective allocation of shareholder capital Transaction maximizes returns and optimizes shareholder value Manage credit risk Grow loan portfolio while maintaining disciplined credit risk management standards Profitable growth and expansion through new distribution channels and business lines Attractive branch expansion in Suffolk County Enhance core earnings power by improving scalability and efficiency through executional excellence Opportunities for significant cost saves Transaction Meets Flushing’s Strategic Priorities ü ü Increase core deposits, with an emphasis on non-interest bearing accounts, and continue to improve funding mix Lowers loan-to-deposit ratio Lowers cost of deposits Increases non-interest bearing deposits by 44% ü ü ü ü ü